Fiscal 2026 Second Quarter Earnings Presentation May 7, 2026

About This Presentation This presentation contains statements, estimates and projections that are forward-looking statements (as defined in Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended). Such statements use forward-looking words such as “believe,” “plan,” “anticipate,” “continue,” “estimate,” “expect,” “may,” or other similar words and terms of similar meaning, although not all forward-looking statements contain such words. These statements discuss plans, strategies, events or developments that we expect or anticipate will or may occur in the future. Management believes that these are reasonable as of today’s date only. Actual results may differ significantly because of risks and uncertainties that are difficult to predict and many of which are beyond management’s control; accordingly, there is no assurance that results will be realized. You should read UGI’s Annual Report on Form 10-K for a more extensive list of factors that could affect results. We undertake no obligation (and expressly disclaim any obligation) to update publicly any forward-looking statement, whether as a result of new information or future events, except as required by the federal securities laws. Management uses “UGI Corporation adjusted net income”, “UGI Corporation adjusted diluted earnings per share (“EPS”)”, “UGI Corporation adjusted EBITDA”, “UGI International free cash flow”, and “UGI International adjusted EBITDA”, each of which are non-GAAP financial measures, when evaluating UGI's overall performance. Management believes that these non-GAAP measures provide meaningful information to investors about UGI’s performance because they eliminate the impacts of (1) gains and losses on commodity and certain foreign currency derivative instruments not associated with current- period transactions and (2) other significant discrete items that can affect the comparison of period-over-period results. Volatility in net income attributable to UGI can occur as a result of gains and losses on commodity and certain foreign currency derivative instruments not associated with current-period transactions but included in earnings in accordance with U.S. generally accepted accounting principles (“GAAP”). Non-GAAP financial measures are not in accordance with, or an alternative to, GAAP and should be considered in addition to, and not as a substitute for, the comparable GAAP measures. The tables in the Appendix reconcile UGI Corporation adjusted net income, UGI Corporation adjusted diluted EPS, UGI Corporation adjusted EBITDA, UGI International free cash flow and UGI International adjusted EBITDA to their nearest GAAP measures. 2

Bob Flexon President & Chief Executive Officer Sean O’Brien Chief Financial Officer

Driving Performance Across the Portfolio

Solid YTD[1] Financial Results

- Delivered underlying earnings growth in a dynamic operating environment, supported by disciplined execution across the portfolio and continued strength in our businesses

Sustained Investment and Customer Focus at the Utilities

- ~$280M of capital expenditures deployed in our regulated utilities, advancing our commitment for pipeline safety and reliability, while adding 6,000+ new heating customers
- $26M returned to customer through the weather normalization riders in PA ($25M) and WV
- UGI Utilities recognized among 38 utility companies nationwide as "Easiest to do Business With" in a recent Cogent Syndicated 2026 study

Strong Execution at UGI International

- Effective margin management and strong free cash flow generation; no anticipated full-year margin impact from the Middle East conflict given contract structure and supply mix

Online cylinder sale live on Amazon in select markets

- Leveraging 6+ years of Cynch consumer propane expertise to execute effectively on a scalable market opportunity

Continued strengthening of our balance sheet

- Available liquidity of ~$2.1B as of March 31, 2026[2]
- Leverage 3.7x as of March 31, 2026[3]

Adjusted Diluted EPS[4]



$3.58
$3.35
YTD FY25[5]
YTD FY26[5]

YTD FY26 GAAP diluted EPS of $3.68 vs. $3.93 in YTD FY25

Reportable Segments EBIT[6]

($ in Million)



$1,112
$1,129
YTD FY25
YTD FY26

1. YTD signifies the 6-month period ended March 31. 2. Available liquidity comprised of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Metric differs from relevant debt agreement due to cash eligibility within net debt and other adjustments. Leverage under the relevant debt agreement is 4.1x. 4. Adjusted diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 5. The $0.23 decline in EPS is attributable to $0.17 of tax impact and $0.06 of interest expense impact. 6. Reportable Segments EBIT stands for UGI Corporation's Earnings before interest expense and income taxes excluding EBIT related to Corporate & Other.

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5 Advancing Our Strategy and Building Long-Term Value Unlocking Value Through Strategic Actions at the Utilities Agreement to sell UGI Utilities' Electric Division 63,000+ Electric Customers ✓ After-tax proceeds to reduce UGI debt and for general corporate purposes, strengthening balance sheet ✓ Expected close: Q1 CY2027, subject to regulatory approvals ✓ Sharpens UGI's focus in its area of greatest competitive advantage ✓ Reduces debt and provides greater financial flexibility for natural gas capital investment $470M Purchase Price1 ✓ New strategic partnership between UGI Energy Services and Prime Data Centers to develop major natural gas supply infrastructure in Pennsylvania’s northern tier ➢ 100,000+ dekatherms/day of expected demand within 3–5 years, anchoring long-term midstream growth ➢ Differentiated supply position via abundant local gas, multiple interstate pipelines, and our distribution network Advancing Midstream Growth Platform Strategic Partnership with Prime Data Centers 1. Subject to working capital adjustments. ✓ UGI intends to expand its Auburn pipeline with a new interconnection to allow movement of gas between the Tennessee and Transcontinental gas pipeline, pending FERC approval ✓ Ran a successful, oversubscribed open season for the Auburn pipeline, underscoring robust customer demand for expanded capacity Auburn Pipeline Expansion

UGI International - Disciplined Execution Driving Sustainable Free Cash Generation

UGI CORPORATION

Operating a capital-efficient business with consistently strong free cash flow conversion that creates value for shareholders

Financial Performance – YTD FY26 compared to YTD FY24

~15%
ROCE[1]
3-Year LTM Average

$800M+
Free Cash Flow[2]
3-Year LTM Total

1.2x
Leverage[3]
As of March 31, 2026

▲5%
EBIT Growth[4]
Retained Businesses

Operational Excellence & Customer Satisfaction – YTD FY26 compared to YTD FY24

▼73%
Reduction in Accountable Vehicle Incidents (AVI)
Continuous improvement across the fleet

▼20%
Reduction in Total Recordable Injuries (RI)
Building on an already strong safety baseline

▲25%
Improvement in Customer Service Scores[5]
Strengthening customer relationships

1. Return on Capital Employed (ROCE) calculated as EBIT/(Total Assets-Current Liabilities-Customer tank and cylinder deposits) See Appendix for computation. 2. Free Cash Flow defined as Net Cash from Operating Activities less Capital Expenditures. Free Cash Flow is a non-GAAP measure. See Appendix for reconciliation. 3. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. See Appendix for reconciliation. 4. Adjusted to exclude the divested businesses - energy marketing business in the Netherlands, LPG operations in Italy, Austria and Romania, and the cylinder business in the United Kingdom. 5. Outcome of annual survey. Represents improvement between 2023 and 2025.

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Progressing on the Operational Transformation at AmeriGas

UGI CORPORATION

Achieving sustainable operational improvements through 18 active workstreams[1] across multiple focus areas that better position the business to capitalize on sustained market demand.

Operational Improvements: YTD FY26 compared to YTD FY24

Safety	Operations	Customer Satisfaction
▼49% RI Rate	▼27% % Out of Gas[2]	▼32% Call Volume
▼52% LTI Rate	▼18% % Zero Fill Stops	▼ 2% Average Handle Time
▼25% AVI Rate	▼ 8% Miles Driven	▲67% Net Promoter Score

Measurable Outcomes: YTD FY26 compared to YTD FY24

▼ 1%	▼ 2%	▲ 9%
Retail Gallons[3]	OPEX	EBIT

Key Initiatives to Unlock Intrinsic Value[1]

Recently Completed

- U.S. Call Centers — Fully Reshored ✓
- Route Optimization — Implemented ✓

In Progress

- Customer Segmentation, Pricing & Billing
- Service Operations Improvement
- Supply Chain & Inventory Modernization

1. This reflects active workstreams as of Q2 FY2026. Additional improvement opportunities are actively evaluated on an ongoing basis. 2. Q2 FY26 compared to Q2 FY24. 3. Adjusted to exclude LPG operations in Hawaii divested in September 2025.

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Q2 and YTD FY26 Financial Update

$0.11 $0.38 $0.42 $0.46 $0.69 $0.49 $0.76 $0.77 Q2 FY25 Q2 FY26 $9 $(4) $(11) $2 Q2 FY25 EBIT Utilities Midstream & Marketing UGI International AmeriGas Propane Q2 FY26 EBIT Q2 FY26 Financial Results 1. Excludes Corporate and Other. 2. Adjusted Diluted EPS is a non-GAAP measure. See Appendix for reconciliation. 3. Includes Corporate & other of $0.23. 4. Includes Corporate & other of ($0.01). Q2 FY26 Reportable Segments EBIT1 vs Q2 FY25 Q2 FY26 Adjusted Diluted EPS2 vs Q2 FY25 ($ in Million) Utilities Midstream & Marketing UGI International AmeriGas Propane $2.21 $2.09 9 3 4 $154 $143 $154 $241 $692 $156 $132 $150 $250 $688 Q2 FY26 GAAP diluted EPS of $2.33 vs. $2.19 in Q2 FY25.

Q2 FY26 Segment Results Recap – Natural Gas

Q2 FY26 EBIT - Comparison with Q2 FY25

($ in Million)

Utilities



$241
$23
($8)
($4)
($2)
$250
Q2 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q2 FY26 EBIT

Key Drivers

- ▲ Core market volumes were comparable to Q2 FY25
- ▲ Margin increased largely reflects higher Gas Utility total margin primarily due to the increase in the PA Gas Utility base rates (effective October 2025), partially offset by the effects of the weather normalization adjustments ($19M).
- ▼ Higher OPEX reflects, among other things, higher personnel expenses and uncollectible accounts expenses
- ▼ Higher D&A expense reflects the effects of continued distribution system capital expenditure activity

Weather

Vs. Normal
7.1%

Vs. PY
4.1%

Midstream & Marketing



$154
$1
($5)
($2)
$2
$150
Q2 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q2 FY26 EBIT

Key Drivers

- ▲ Margin was slightly higher as higher peaking margins were substantially offset by lower total margin from capacity management activities
- ▼ Higher OPEX due to operating expenses related to new assets placed in service

Weather

Vs. Normal
8.5%

Vs. PY
3.1%

Increase | Decrease

Colder | Warmer

Total margin represents total revenue less total cost of sales. In the case of Utilities, the total margin is also reduced by certain revenue-related taxes. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization.

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UGI CORPORATION

Q2 FY26 Segment Results Recap – Global LPG

Q2 FY26 EBIT - Comparison with Q2 FY25

($ in Million)

UGI International



$143
($4)
$1
$3
($11)
$132
Q2 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q2 FY26 EBIT

Key Drivers

- ▼ Retail volumes were 8% lower than the prior-year period largely due to divesting the LPG businesses in Italy and Austria and the effects of warmer weather
- ▼ Margin decrease primarily reflects the lower LPG retail volumes sold, substantially offset by the translation effects of the stronger foreign currencies ($30M)
- ▼ Other expenses largely reflect lower realized gains on foreign currency exchange contracts ($8M)

Weather

Vs. Normal
6.0%

Vs. PY
4.7%

AmeriGas Propane



$154
$2
($2)
$4
($2)
$156
Q2 FY25 EBIT
Total Margin
OPEX
D&A
Other
Q2 FY26 EBIT

Key Drivers

- ▼ Retail gallons decreased 5% primarily reflecting 12% warmer temperatures in the western U.S. and continuing customer attrition; weather-adjusted retail gallons, excluding divested operations, were comparable
- ▲ Total margin increased as the impact of higher average LPG unit margins and increased fee income that were largely offset by lower retail gallons
- ▼ OPEX increased largely due to continued investment in customer-facing initiatives resulting in higher compensation and advertising expenses

Weather

Vs. Normal
2.4%

Vs. PY
4.8%

Increase   Decrease

Colder   Warmer

Total margin represents total revenue less total cost of sales. OPEX stands for Operating & Administrative Expenses, and D&A stands for Depreciation and Amortization.

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YTD FY26[1] Financial Results and Full Year Outlook

- ***YTD FY26 GAAP diluted EPS of $3.68 vs. $3.93 in YTD FY25***
- ***Updating FY26 adjusted diluted EPS guidance to a range of $2.75 - $2.90[2] per share***

YTD FY26 Adjusted Diluted EPS[3] vs YTD FY25



$3.58
$1.17
$1.10
$0.88
($0.10)
YTD FY25 Adjusted Diluted EPS
$0.04
Utilities
($0.33)
Midstream & Marketing
$0.04
UGI International
$0.59
AmeriGas Propane
($0.57)
Corporate & Other
$3.35
$1.21
$0.77
$0.93
$0.49
YTD FY26 Adjusted Diluted EPS

1. YTD signifies the 6-month period ended March 31. 2. Because we are unable to predict certain potentially material items affecting diluted EPS on a GAAP basis, principally mark-to-market gains and losses on commodity and certain foreign currency derivative instruments, we cannot reconcile FY26 adjusted diluted EPS, a non-GAAP measure, to diluted EPS, the most directly comparable GAAP measure, in reliance on the "unreasonable efforts" exception set forth in SEC rules. 3. Adjusted Diluted EPS is a non-GAAP measure. See Appendix for reconciliation.

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Liquidity and Balance Sheet Update

UGI CORPORATION

Credit Rating Elevation

Stable Outlook | Fitch has revised AmeriGas outlook from "Negative" to "Stable"

UGI Corporation Leverage[1]

3.7x | As of March 31, 2026 (lowest in last 5 years)

AmeriGas Propane Leverage[1]

4.7x | As of March 31, 2026 (lowest in last 5 years)

Available Liquidity ($ in Billion)[2,4]



$1.9
$1.9
$1.6
$1.6
$2.1
$1.5
$1.5
$1.3
$1.3
$1.6
$0.4
$0.4
$0.3
$0.3
$0.5
Mar-25
Jun-25
Sep-25
Dec-25
Mar-26
Cash and cash equivalents
Available borrowing capacity

UGI Corporation Long-Term Debt Maturities ($ in Million)[3,4]



$104
$71
$662
$1,100
$41
$349
$493
$324
$2,008
$786
$467
$550
FY26
FY27
FY28
FY29
FY30-55
AmeriGas Propane
UGI International
Midstream & Marketing
Utilities
UGI Corporation

1. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Leverage at UGI Corporation differs from relevant debt agreement due to cash eligibility within net debt and other adjustments. Leverage under the relevant debt agreement is 4.1x. 2. Available liquidity comprised of cash and cash equivalents and available borrowing capacity on revolving credit facilities. 3. As of March 31, 2026. Long-term debts with maturities of less than $10 million in a particular year have not been represented in the chart. Also excludes intercompany loan of $150 million from UGI International to AmeriGas Propane. 4. As of March 31, 2026, the Company's 2028 convertible Senior Notes became eligible for early conversion requests beginning April 1, 2026 through June 30, 2026, subject to certain conditions. As a result, the Company reclassified the convertible Senior Notes to Current maturities of long-term debt as of March 31, 2026. To date, no noteholder has elected to convert their notes.

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UGI CORPORATION

Optimizing our Global LPG Capital Structure

UGI is executing a one-time strategic rebalancing within its Global LPG platform to optimize cost of capital and further strengthen the balance sheet

UGI INTERNATIONAL — Built significant excess liquidity while maintaining low leverage through strong execution

AmeriGas America's Propane Company — Demonstrated strong strides to unlock intrinsic value via multifaceted operational improvement

One-Time Strategic Rebalancing

1. UGI International provides a **$300M distribution[1] which we anticipate to fully contribute to AmeriGas Propane** on May 8th
2. AmeriGas Propane promptly **repays its $150M intercompany loan borrowed from UGI International**
3. AmeriGas Propane retains remainder to address near-term debt maturities - **achieving lowest Net Debt in 10+ years**

Leverage[2]	Actual Q2 FY26	Pro Forma Q2 FY26	Forecasted Q4 FY26[3]	Outcome
AmeriGas Propane	4.7x	3.8x	~3.9x	**Significant benefit**
UGI International	1.2x	1.5x	~1.7x	**Modest increase**

This rebalancing is expected to enhance UGI's future consolidated cost of capital and overall credit profile

1. To be funded from available liquidity. However, UGI international may seek to access the capital markets to replenish such liquidity. 2. Leverage defined as net debt to Adjusted EBITDA. Adjusted EBITDA is a non-GAAP measure. Actual net Debt at Q2 FY26 inclusive of $99 million in cash and cash equivalents at AmeriGas and $352 million in cash and cash equivalents at UGI International. 3. The forward-looking information used on this slide is for illustrative purposes only. Actual amounts may differ substantially from the figures presented.

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15 Building Momentum: Creating Sustainable Shareholder Value AmeriGas Transformation ✓ Significant improvement in safety metrics ✓ Re-shored the call center while realizing continued improvement in customer service metrics ✓ Operational transformation expected to be substantially completed ahead of the 2027 heating season Natural Gas Leadership ✓ Significant investments in improving pipeline safety and reliability, while focusing on customer affordability ✓ Robust growth opportunities in Midstream highlighted by the recent strategic partnership with Prime Data Centers Financial Strength & Flexibility ✓Meaningful leverage reduction at UGI Corporation and AmeriGas, improving balance sheet health ✓ One-time Global LPG capital rebalancing unlocks value, while demonstrating benefits of flexibility UGI International Excellence ✓ Effective margin management during periods of commodity price volatility ✓ Early wins in heating oil to propane conversions ✓ Sustained strength in free cash flows Core business growth and operational excellence throughout our business enhances pathway to unlock greater intrinsic value

Q & Q A

UGI International Contracts and Margins

Our contract structures and hedging practices provide earnings stability during periods of commodity price volatility

Historical Unit Margins Demonstrate Margin Stability[1]



Q1 FY22
Q4 FY22
Q3 FY23
Q2 FY24
Q1 FY25
Q4 FY25
Q2 FY26
LPG Unit Margins
Avg. Platt's Cost

Effective Contract Structures Ensuring Margin Stability

Hedged back-to-back | **Fixed Price / Contract Fixed**

May experience short-term lags in cost recovery | **Stated Price / Market**



15%
FY25
55%
30%

Formula-Based / Contract Floating | Natural hedge with prices directly linked to an index

1. *Margins pertain to the West unit of the business.*

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UGI Corporation Adjusted Diluted Earnings per Share (non-GAAP) (a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our CODM in assessing segment. 19 Q2 FY26 Q2 FY25 YTD FY26 YTD FY25 Utilities $0.77 $0.76 $1.21 $1.17 Midstream & Marketing 0.49 0.69 0.77 1.10 UGI International 0.46 0.42 0.93 0.89 AmeriGas Propane 0.38 0.11 0.49 (0.10) Corporate & Other (a) 0.23 0.21 0.28 0.87 Diluted earnings per share 2.33 2.19 3.68 3.93 Net losses (gains) on commodity derivative instruments not associated with current- period transactions (0.49) (0.03) (0.44) (0.32) Unrealized losses (gains) on foreign currency derivative instruments (0.03) 0.05 (0.05) (0.03) Net loss (gain) on disposals of businesses 0.28 — 0.16 — Total adjustments (a) (0.24) 0.02 (0.33) (0.35) Adjusted diluted earnings per share $2.09 $2.21 $3.35 $3.58

UGI Corporation Adjusted Net Income (non-GAAP)

($ in Million)	Q2 FY26	Q2 FY25	YTD FY26	YTD FY25
Utilities	$171	$166	$269	$255
Midstream & Marketing	109	150	170	239
UGI International	103	93	206	193
AmeriGas Propane	85	25	109	(21)
Corporate & Other (a)	52	45	63	188
Net income attributable to UGI Corporation	**520**	**479**	**817**	**854**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions (net of tax of $25, $15, $26 and $29, respectively)	(109)	(5)	(97)	(69)
Unrealized losses (gains) on foreign currency derivative instruments (net of tax of $4, $(3), $5 and $3, respectively)	(7)	10	(11)	(6)
Net loss (gain) on disposals of businesses (net of tax of $0, $0, $1 and $0, respectively)	62	—	36	—
Total adjustments (a) (b)	(54)	5	(72)	(75)
Adjusted net income attributable to UGI Corporation	**$466**	**$484**	**$745**	**$779**

(a) Corporate & Other includes certain adjustments made to our reporting segments in arriving at net income attributable to UGI Corporation. These adjustments have been excluded from the segment results to align with the measure used by our Chief Operating Decision Maker in assessing segment performance and allocating resources. (b) Income taxes associated with pre-tax adjustments determined using statutory business unit tax rates.

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UGI Corporation Q2 FY26 Segment Reconciliation (GAAP)

UGI CORPORATION

($ in Million)	Total	Utilities	Midstream & Marketing	UGI International	AmeriGas Propane	Corp & Other
Revenues	$2,685	$880	$715	$621	$759	($290)
Cost of sales	(1,187)	(461)	(512)	(323)	(311)	420
Total margin	**$1,498**	**$419**	**$203**	**$298**	**$448**	**$130**
Operating and administrative expenses	(559)	(122)[1]	(36)	(141)	(259)	(1)
Depreciation and amortization	(138)	(48)[1]	(22)	(26)	(41)	(1)
Gain (loss) on disposals of businesses	(62)	—	—	—	—	(62)
Other operating income (expense), net	19	—	—	5	8	6
Operating income	**758**	**249**	**145**	**136**	**156**	**72**
Income (loss) from equity investees	5	—	5	—	—	—
Other non-operating income (expense), net	8	1	—	(4)	—	11
Earnings before income taxes and interest expense	**771**	**250**	**150**	**132**	**156**	**83**
Interest expense	(111)	(30)	(15)	(11)	(37)	(18)
Income before income taxes	**660**	**220**	**135**	**121**	**119**	**65**
Income tax benefit (expense)	(140)	(49)	(26)	(18)	(34)	(13)
Net income attributable to UGI Corporation	**$520**	**$171**	**$109**	**$103**	**$85**	**$52**

All non-GAAP adjustments are recorded at Corporate and Other. As a result, GAAP and non-GAAP earnings from each reportable segment – Utilities, Midstream & Marketing, UGI International and AmeriGas Propane – are the same.

1. For US GAAP purposes, certain revenue-related taxes within our Utilities segment are included in "Operating and administrative expenses" above. Such costs reduce margin for Management's Results of Operations reported in our periodic filings.

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UGI Corporation Adjusted EBITDA (non-GAAP)

($ in Million)	Year Ended September 30, 2025	2024	2023	LTM FY26	LTM FY25	Six Months Ended March 31, 2026	2025	2024
Net income (loss) including noncontrolling interests	$678	$269	($1,502)	$641	$533	$817	$854	$590
Income taxes	18	71	(335)	55	69	194	157	159
Interest expense	411	394	379	429	398	222	204	200
Depreciation and amortization	561	551	532	563	552	278	276	275
EBITDA	**1,668**	**1,285**	**(926)**	**1,688**	**1,552**	**1,511**	**1,491**	**1,224**
Net losses (gains) on commodity derivative instruments not associated with current-period transactions	9	(77)	1,644	(16)	(141)	(123)	(98)	(34)
Unrealized losses (gains) on foreign currency derivative instruments	10	31	38	3	3	(16)	(9)	19
Loss on extinguishments of debt	10	9	9	10	9	—	—	—
Business transformation expenses	—	—	10	—	—	—	—	—
Impairments of equity method investments and assets	—	33	—	—	26	—	—	7
Restructuring costs	—	76	—	—	36	—	—	40
Loss associated with impairment of AmeriGas Propane goodwill	—	195	656	—	195	—	—	—
Costs associated with exit of the UGI International energy marketing business	—	84	248	—	4	—	—	80
Net loss (gain) on disposals of businesses	36	66	—	71	66	35	—	—
Net gain on sale of UGI headquarters building	—	—	(14)	—	—	—	—	—
AmeriGas operations enhancement for growth project	—	25	24	—	12	—	—	13
Adjusted EBITDA	**$1,733**	**$1,727**	**$1,689**	**$1,756**	**$1,762**	**$1,407**	**$1,384**	**$1,349**

Note: Adjusted EBITDA is a non-GAAP measure.

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23 UGI International Adjusted EBITDA (non-GAAP) ($ in Million) Year Ended September 30, LTM FY26 LTM FY25 LTM FY24 Six Months Ended March 31, 2025 2024 2023 2026 2025 2024 2023 Net income (loss) attributable to UGI International, LLC $158 $96 ($1,076) $242 $228 $111 $290 $206 $74 ($1,113) Income tax 12 (31) (406) 36 (9) 5 67 43 21 (390) Interest expense 46 44 37 47 43 44 22 21 22 15 Depreciation & Amortization 123 119 116 120 118 119 55 58 59 56 EBITDA 339 228 (1,329) 445 380 279 434 328 176 (1,432) Net (gains) losses on commodity derivative instruments not associated with current-period transactions 47 7 1,399 (82) 13 (15) (134) (5) (11) 1,403 Unrealized losses (gains) on foreign currency derivative instruments 10 31 38 3 3 7 (16) (9) 19 50 Net (gain) loss on disposals of businesses 53 - - 88 - - 35 - - - Impairment of assets - 33 - - 26 7 - - 7 - Restructuring Costs - 57 - - 23 34 - - 34 - Costs associated with exit of UGI International energy marketing business - 84 243 - 4 94 - - 80 229 Intercompany Interest income (12) - - (17) (3) - (8) (3) - - Adjusted EBITDA $437 $440 $351 $437 $446 $406 $311 $311 $305 $250

24 UGI International Free Cash Flow (non-GAAP), EBIT and Capital Employed ($ in Million) Year Ended September 30, LTM FY26 LTM FY25 LTM FY24 Six Months Ended March 31, 2025 2024 2023 2026 2025 2024 2023 Net Cash from Operating Activities $358 $306 $139 $405 $381 $348 $215 $168 $93 ($116) Less: Capital Expenditures 93 87 129 92 87 103 30 31 31 57 UGI International Free Cash Flow $265 $219 $10 $313 $294 $245 $185 $137 $62 ($173) ($ in Million) Year Ended September 30, LTM FY26 LTM FY25 LTM FY24 Six Months Ended March 31, 2025 2024 2023 2026 2025 2024 2023 UGI International EBIT $314 $323 $234 $317 $328 $288 $256 $253 $248 $194 Total Assets $3,134 $2,906 $3,112 $3,192 $3,171 $3,052 $3,192 $3,171 $3,052 $3,499 Less: Current Liabilities 680 604 785 563 782 686 563 782 686 890 Less: Customer tank and cylinder deposits 246 243 249 226 232 248 226 232 248 265 UGI International Capital Employed $2,208 $2,059 $2,078 $2,403 $2,157 $2,118 $2,403 $2,157 $2,118 $2,344

Investor Relations: Tameka Morris morrista@ugicorp.com Arnab Mukherjee mukherjeea@ugicorp.com